Exhibit 99.1

Tenneco Appoints Aleks Miziolek to Board of Directors

LAKE FOREST, Ill., March 19, 2020 — Tenneco Inc. (NYSE: TEN) today announced the appointment of Aleksandra (“Aleks”) Miziolek to its Board of Directors, effective immediately. The Company also announced that it appointed Ms. Miziolek and Roy Armes, who joined the Board on March 10, 2020, to its Nominating and Governance Committee effective April 1, 2020.

In connection with the appointment of Ms. Miziolek, the Board will temporarily expand to 13 directors, 11 of whom are independent, until the 2020 Annual Meeting, at which point the Tenneco Board will be reduced to 11 directors. Director David B. Price, Jr. will not stand for reelection at the 2020 Annual Meeting, along with Roger Porter, as previously announced. Given the refreshment the Board has undergone since the beginning of 2020, the Board’s nominees for the 2020 Annual Meeting will include Roy Armes, SungHwan Cho, Thomas C. Freyman, Denise Gray, Brian J. Kesseler, Dennis J. Letham, James S. Metcalf, Aleks Miziolek, Gregg M. Sherrill, Charles K. Stevens III and Jane L. Warner.

“We are pleased to welcome Aleks to the Board,” said Dennis Letham, incoming Lead Independent Director of the Tenneco Board. “Aleks’ appointment follows the recent additions of Roy Armes and Chuck Stevens and demonstrates our continued commitment to enhancing our Board with fresh perspectives for the benefit of all stockholders. Aleks’ in-depth knowledge of the automotive industry, experience leading transformational initiatives and significant legal expertise will make her a valuable addition to our recently refreshed boardroom. I look forward to working with Aleks and the other directors as we continue to oversee the successful execution of Tenneco’s strategy to deliver on our strategic and financial objectives.”

“I am honored to join Tenneco’s Board at this important time,” said Ms. Miziolek. “I look forward to working with my fellow directors and the management team to build on Tenneco’s momentum and capitalize on the opportunities ahead.”

“We are grateful to David for his invaluable contributions to our Board during his many years of service as a Tenneco director,” said Gregg Sherrill, Chairman of the Board. “His strategic, operational and financial counsel have helped guide management as the Company has worked through significant changes and successfully navigated our dynamic industry.”

The Company also today announced that it entered into a Cooperation Agreement with Protean Services LLC (“Protean”), a stockholder of the Company. Under the terms of the agreement, Protean will withdraw its slate of directors and vote all of its shares in favor of each of the Tenneco Board’s nominees at the Company’s upcoming Annual Meeting. Protean will also be subject to certain customary standstill provisions for a one-year period ending prior to the 2021 Annual Meeting. The full agreement between Tenneco and Protean will be filed on a Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”).

“Over the past three months, Tenneco has taken a number of positive steps to strengthen its corporate governance practices, including refreshing its Board with highly qualified individuals and reconstituting its board committees to further improve oversight of management,” said Daniel Ninivaggi, Managing Member of Protean. “I support the governance actions the Board has taken and believe in the Company’s long-term prospects.”

Lazard served as a strategic advisor and Kirkland & Ellis LLP served as legal counsel with respect to the Cooperation Agreement and the Board refreshment process.

About Aleks Miziolek

In 2019, Aleks Miziolek concluded an approximately 6-year tenure with Cooper-Standard Holdings Inc. (NYSE: CPS), a leading global supplier of systems and components for the automotive industry, most recently serving as Chief Transformation Officer. In this role, Ms. Miziolek led crucial transformation initiatives aimed at increasing profitability and was actively involved in the development of the Company’s growth strategy for its nonautomotive specialty markets and material science businesses. She also served as Cooper-Standard Holdings’ Senior Vice President, General Counsel, Secretary and Chief Compliance Officer beginning in 2014. Prior to joining Cooper-Standard Holdings, Ms. Miziolek spent 32 years with the law firm of Dykema Gossett, where she held several key leadership positions, such as Director of the Automotive Industry Group, and built a successful M&A and infrastructure practice spanning multiple industries. She is also an NACD Governance Fellow and serves on the Transportation and Infrastructure Policy Committee of the National Association of Manufacturers. Ms. Miziolek holds a juris doctor and bachelor’s degree from Wayne State University.

About Tenneco

Headquartered in Lake Forest, Illinois, Tenneco is one of the world’s leading designers, manufacturers and marketers of Aftermarket, Ride Performance, Clean Air and Powertrain products and technology solutions for diversified markets, including light vehicle, commercial truck, off-highway, industrial and the aftermarket, with 2019 revenues of $17.45 billion and approximately 78,000 employees worldwide. On October 1, 2018, Tenneco completed the acquisition of Federal-Mogul, a leading global supplier to original equipment manufacturers and the aftermarket. Additionally, the company expects to separate its divisions to form two new, independent companies: DRiV, an Aftermarket and Ride Performance company, and New Tenneco, a Powertrain Technology company.

Forward-Looking Statements

This press release contains forward-looking statements. These forward-looking statements relate to Tenneco Inc.’s (the “Company,” “we,” “us,” or “our”) planned separation into a powertrain technology company and an aftermarket and ride performance company. The words “may,” “will,” “believe,” “should,” “could,” “plan,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof), identify these forward-looking statements. These forward-looking statements are based on the current expectations of the Company (including its subsidiaries). Because these statements involve risks and uncertainties, actual results may differ materially from the expectations expressed in the forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include: the ability to identify and consummate strategic alternatives that yield additional value for stockholders; the timing, benefits and outcome of the Company’s strategic review process; the structure, terms and specific risk and uncertainties associated with any potential strategic alternative; potential disruptions in the Company’s business and stock price as a result of its exploration, review and pursuit of any strategic alternatives; the risk the Company may not complete a separation of its powertrain technology business and its aftermarket and ride performance business (or achieve some or all of the anticipated benefits of the separation); the risk the combined company and each separate company following the separation will underperform relative to expectations; the ongoing transaction costs and risk the Company may incur greater costs following separation of the business; the risk the spin-off is determined to be a taxable transaction; the risk the benefits of the acquisition of Federal-Mogul LLC (“Federal-Mogul”), including synergies, may not be fully realized or may take longer to realize than expected; the risk the acquisition of Federal-Mogul may not advance the Company’s business strategy; the risk the Company may experience difficulty integrating or separating employees or operations; and the risk the transaction may have an adverse effect on existing arrangements with the Company and its subsidiaries, including those related to transition, manufacturing and supply services and tax matters; the Company’s ability to retain and hire key personnel; or the Company’s ability to maintain relationships with customers, suppliers or other business partners. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Additional information regarding these risk factors and uncertainties is, and will be, detailed from time to time in the Company’s SEC filings, including but not limited to its annual report on Form 10-K for the year ended December 31, 2019.

Additional Information and Where to Find It

The Company intends to file a proxy statement and a form of associated white proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2020 Annual Meeting of Stockholders. The Company’s stockholders are strongly encouraged to read the definitive proxy statement, the accompanying proxy card and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information. The Company’s stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Company’s website at www.tenneco.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2020 Annual Meeting of Stockholders. Information about the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on April 3, 2019 with respect to the Company’s 2019 Annual Meeting of Stockholders and, with respect to directors and executive officers appointed following such date, in certain of the Company’s other SEC filings made subsequent to the date of such proxy statement. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

Tenneco:

Investor inquiries:

Linae Golla

847-482-5162

lgolla@tenneco.com

Rich Kwas

248-849-1340

rich.kwas@tenneco.com

Media inquiries:

Bill Dawson

847-482-5807

bdawson@tenneco.com